================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K
                                  -------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 26, 2004



                         Keryx Biopharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)




        Delaware                     000-30929                13-4087132
(State or other jurisdiction   (Commission File Number)     (IRS Employer
    of incorporation)                                     Identification No.)



                              750 Lexington Avenue
                            New York, New York 10022
                    (Address of principal executive offices)

                                 (212) 531-5965
              (Registrant's telephone number, including area code)







================================================================================

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         The following exhibit is filed as a part of this report:

         Exhibit
         Number            Description
         ------            -----------

         99.1              Press Release dated March 26, 2004.


Item 12.  Results of Operations and Financial Condition

     On March 26, 2004, Keryx Biopharmaceuticals, Inc. ("Keryx") issued a press release announcing results of operations for the fourth quarter and year ended December 31, 2003. Keryx also announced that it would host a conference call on March 26, 2004 for investors where Keryx will discuss its results of operations and financial results. A copy of such press release is attached to this current report on Form 8-K as Exhibit 99.1 and is being furnished under Item 12 of Form 8-K.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Keryx Biopharmaceuticals, Inc.
                                  (Registrant)



Date:  March 26, 2004

                                   By: /s/  Ron Bentsur
                                       -----------------------------
                                       Ron Bentsur
                                       Vice President - Finance
                                       and Investor Relations

                                INDEX TO EXHIBITS


         Exhibit
         Number        Description
         ------        -----------

         99.1          Press Release dated March 26, 2004.